UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
_____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 24, 2024
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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-16583	58-2632672
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification Number)

1170 Peachtree Street, N.E., Suite 1200, Atlanta, Georgia 30309
(Address of principal executive offices)
(404) 853-1400
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2024, at the annual meeting of stockholders (the “2024 Annual Meeting”), the stockholders of Acuity Brands, Inc. (referred to herein as “we,” “our,” “us,” the “Company,” or similar references) approved the amendment of the Company’s restated certificate of incorporation, as amended, to provide for the exculpation of certain officers of the Company against personal liability, to the extent permitted by the Delaware General Corporation Law (the “Amendment”) and the form of certificate of amendment to the Company’s restated certificate of incorporation (the “Certificate of Amendment”), as further described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on December 14, 2023 (the “2024 Proxy Statement”) and previously approved by the board of directors of the Company (the “Board”).

On January 25, 2024, following stockholder approval of the Amendment, the Board approved the form of restatement of the restated certificate of incorporation of the Company, as amended (the “Restated Certificate”), restating and integrating into a single document, but not further amending, the Company’s certificate of incorporation, as amended and restated to date.

On January 25, 2024, the Company filed (i) the Certificate of Amendment and (ii) the Restated Certificate with the Secretary of State of the State of Delaware. The foregoing descriptions of the Certificate of Amendment and the Restated Certificate do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Certificate of Amendment and the Restated Certificate, respectively, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Additionally, on January 25, 2024, the Board approved an amendment and restatement of the amended and restated by-laws of the Company (the “Bylaws”), which became effective at that time. Among the changes contained in the Bylaws are the following:

a.As a result of the effectiveness of rules related to the use of “universal” proxy cards, updates to the procedural mechanics and disclosure requirements relating to director nominations submitted by stockholders pursuant to the advance notice provisions of the Bylaws, including by requiring that any stockholder submitting such a nomination:

i.provide a completed written questionnaire in the form provided by the Company regarding any nominee; and

ii.provide certain representations regarding engaging in a solicitation with respect to its nomination and to provide certain related documentation and confirmations with respect to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), with any failure to comply with the additional notice and procedural requirements of Rule 14a-19 resulting in the proxies solicited by such stockholder being disregarded;

b.Adding a requirement that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;

c.As permitted by recent amendments to the Delaware General Corporation Law, providing that, unless the Company consents in writing to an alternative forum, Court of Chancery for the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action or proceeding asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Company to the Company or the Company’s stockholders; (iii) any action or proceeding asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Company’s Restated Certificate or the Company’s Bylaws (in each case as they may be amended or restated); or (iv) any action asserting a claim governed by the internal affairs doctrine;

d.Providing that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities act of 1933, as amended; and

e.As a result of recent amendments to the Delaware General Corporation Law, clarification of certain procedures regarding stockholder meetings, including with respect to adjournment and meeting notices and stockholder lists, among other updates.

Additional amendments were made to make clarifying or conforming language changes, in addition to technical or ministerial changes. The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Bylaws, which are attached as Exhibit 3.3 in redline form, marked to show the changes described above, and as Exhibit 3.4 in unmarked form and are each incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on January 24, 2024. The stockholders considered and voted on the following proposals:
PROPOSAL 1 - Votes regarding the persons elected to serve as Directors of the Company were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Neil M. Ashe	25,891,833	1,086,406	25,326	1,804,339
Marcia J. Avedon, Ph.D.	26,710,811	271,511	21,243	1,804,339
W. Patrick Battle	26,588,428	390,542	24,595	1,804,339
Michael J. Bender	26,109,419	873,044	21,102	1,804,339
G. Douglas Dillard, Jr.	26,612,140	366,644	24,781	1,804,339
James H. Hance, Jr.	26,239,089	738,656	25,820	1,804,339
Maya Leibman	26,532,779	445,772	25,014	1,804,339
Laura G. O'Shaughnessy	26,722,966	255,706	24,893	1,804,339
Mark J. Sachleben	26,700,780	278,093	24,692	1,804,339
Mary A. Winston	25,588,118	1,391,493	23,954	1,804,339

PROPOSAL 2 - Votes cast regarding approval of an amendment to the Company’s Restated Certificate to incorporate new Delaware law provisions regarding officer exculpation were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,573,066	4,391,101	39,398	1,804,339
PROPOSAL 3 - Votes cast regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2024 were as follows:

Votes For	Votes Against	Votes Abstained
27,403,548	1,381,242	23,114
PROPOSAL 4 - The results of the advisory vote on the compensation of the named executive officers of the Company were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,691,786	1,210,919	100,860	1,804,339

PROPOSAL 5 - The results of the advisory vote on the frequency of future advisory votes on compensation of the named executive officers of the Company were as follows:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
26,092,724	21,541	866,182	23,118	1,804,339

Pursuant to the foregoing votes, the Company's stockholders: (i) elected ten directors nominated by the Board of Directors and listed above for a one-year term; (ii) approved an amendment to the Company’s Restated Certificate; (iii) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2024; (iv) approved the Company's named executive officer compensation on an advisory basis; and (v) approved the Company’s holding of a stockholder vote on the Company’s named executive officer compensation on an annual basis, until the next required vote on the frequency thereof, on an advisory basis.

Based on the Company’s stockholders’ approval of one year as the frequency of a stockholder vote on compensation of the named executive officers of the Company, the Board has determined that it will hold an advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such a stockholder advisory vote.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Acuity Brands, Inc., dated as of January 25, 2024.

3.2	Restated Certificate of Incorporation of Acuity Brands, Inc., dated as of January 25, 2024.

3.3	Amended and Restated Bylaws of Acuity Brands, Inc., dated as of January 25, 2024 (redlined for amendments effective as of January 25, 2024).

3.4	Amended and Restated Bylaws of Acuity Brands, Inc., dated as of January 25, 2024.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 26, 2024

ACUITY BRANDS, INC.

By:	/s/ Karen J. Holcom
Karen J. Holcom
Senior Vice President and Chief Financial Officer

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